UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 18, 2012
(Date of earliest event reported)

FORD MOTOR CREDIT COMPANY LLC
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of organization)

1-6368	38-1612444
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 18, 2012, Ford Motor Credit Company LLC, a Delaware limited liability company (the "Company"), and The Bank of New York Mellon, as Trustee, entered into a Ninth Supplemental Indenture (the “Ninth Supplemental Indenture”) supplementing the Indenture dated as of February 1, 1985, as previously supplemented, between the Company and The Bank of New York Mellon as successor Trustee to Manufacturers Hanover Trust Company (the "Indenture"). A copy of the Ninth Supplemental Indenture is filed as Exhibit 4 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.
The following exhibit is filed as part of this Current Report on Form 8-K.

Designation	Description	Method of Filing

Exhibit 4	Ninth Supplemental Indenture dated as of September 18, 2012 between the Company and The Bank of New York Mellon, as Trustee	Filed with this Report

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR CREDIT COMPANY LLC
(Registrant)

Date: September 18, 2012	By:	/s/ Corey M. MacGillivray
C. M. MacGillivray
Assistant Secretary

EXHIBIT INDEX

Designation	Description	Method of Filing

Exhibit 4	Ninth Supplemental Indenture dated as of September 18, 2012 between the Company and The Bank of New York Mellon, as Trustee	Filed with this Report